                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT dated as of August 9, 1996 (this "Agreement") among LORAL SPACE & COMMUNICATIONS LTD. (the "Company"), LEHMAN BROTHERS CAPITAL PARTNERS II, L.P. ("Capital Partners"), LEHMAN BROTHERS MERCHANT BANKING PORTFOLIO PARTNERSHIP L.P. ("Merchant Banking"), LEHMAN BROTHERS OFFSHORE INVESTMENT PARTNERSHIP L.P. ("Offshore Investment") and LEHMAN BROTHERS OFFSHORE INVESTMENT PARTNERSHIP-JAPAN L.P. ("Offshore Japan" and, together with Capital Partners, Merchant Banking and Offshore Investment, the "Lehman Partnerships").


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.1. Definitions. The following terms shall have the meanings ascribed to them below:

                  "Affiliate", as applied to any Person, shall mean any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purpose of this definition "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person whether through the ownership of voting securities, by contract or otherwise.

                  "Board of Directors" means the Board of Directors of the Company.

                  "Business Day" means each day other than Saturdays, Sundays and days when commercial banks are authorized to be closed for business in New York, New York.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the Common Stock, par value $.01 per share, of the Company transferred to the Lehman Partnerships pursuant to the Agreement, dated as of August __, 1996, by and among the Company, Loral SpaceCom Corporation and the Lehman Partnerships.

                  "Company" has the meaning set forth in the preamble of this Agreement.

                  "Demand Registration" means a Demand Registration as defined in Section 2.1.

                  "Excess Amount" means the number of Registrable Securities requested by a Holder or Holders to be sold pursuant to Section 2.1 which the managing Underwriter or Underwriters determines exceeds the largest number of Registrable Securities which can successfully be sold in an orderly manner in such offering within a price range acceptable to the Company.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Holder" means each of the Lehman Partnerships for so long as it owns any Registrable Securities, and such of its respective successors or assigns who acquire Registrable Securities, directly or indirectly, from the Lehman Partnerships, in each case for so long as such successors or assigns own any Registrable Securities.

                  "LBH" means Lehman Brothers Holdings Inc., a Delaware corporation, or any successor.

                  "Lehman Partnerships" has the meaning set forth in the preamble of this Agreement.

                  "Market Price" means with respect to any Registrable Security on any date, the last reported sale price of the Registrable Security on the principal national securities exchange on which the class of Registrable Securities is listed or admitted to trading or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices thereon, as reported in The Wall Street Journal, or (ii) if such Registrable Security is not listed or admitted to trading on a national securities exchange, the last reported sales price on the NASDAQ National Market System or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices thereon, as reported in The Wall Street Journal, or (iii) if such Registrable Security is not quoted on such National Market System nor listed or admitted to trading on a national exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market, or (iv) if there is no public market for such Registrable Security, the fair market value of a share of such Registrable Security as determined by LBH (or a Subsidiary of LBH) and a nationally recognized investment bank selected by the Company or, if such investment banks are not able to agree, by a third nationally recognized investment bank selected jointly by LBH (or a Subsidiary of LBH) and the investment bank selected by the

Company. All fees and expenses of such investment banks (including LBH or its Subsidiary) shall be paid by the Company.

                  "Other Holder Notice" means an Other Holder Notice as defined in Section 2.1.

                  "Person" means an individual or a corporation partnership, limited liability company, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Piggy-Back Registration" means a Piggy-Back Registration as defined in Section 2.2.

                  "Purchase Notice" means a Purchase Notice as defined in
Section 2.1.

                  "Registrable Security" means any share of Common Stock issued and delivered to the Lehman Partnerships pursuant to the Agreement, of even date herewith, among the Company, Loral SpaceCom Corporation and the Lehman Partnerships, until (i) a registration statement covering such Common Stock has been declared effective by the Commission and it has been disposed of pursuant to such effective registration statement, (ii) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or it may be sold pursuant to Rule 144(k) or (iii) it has been otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for it not bearing the legend required pursuant to this Agreement and it may be resold without subsequent registration under the Securities Act.

                  "Requisite Share Number" means a number of Registrable Securities equal to not less than 3,750,000 shares of Common Stock (as adjusted from time to time to reflect stock splits, stock dividends, recapitalizations and similar transactions), or such lesser number as constitutes all shares of Common Stock then held by the Holders in the aggregate.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

                  "Trading Day" means with respect to any securities exchange or securities market, each Monday, Tuesday, Wednesday, Thursday and Friday other than any day on which securities are not traded on the applicable securities exchange or in the applicable securities market.

                  "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

                                   ARTICLE II

                               REGISTRATION RIGHTS

                  SECTION 2.1. Demand Registration. (a) Request for Registration. At any time and from time to time on or after the date hereof, the general partner of any Lehman Partnership (or any Holder to whom any such general partner has transferred its right to request a Demand Registration (as defined below)), on behalf of Holders owning, individually or in the aggregate, at least the Requisite Share Number may make a written request for registration under the Securities Act of all or part of its or their Registrable Securities (a "Demand Registration"); provided that the Holders are together requesting that the Requisite Share Number be registered, and provided further that the Company shall not be obligated to effect (i) more than one Demand Registration in any 12-month period or (ii) more than two Demand Registrations in the aggregate. Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request within 10 days after the receipt thereof to all other Holders. Within 20 days after receipt of such notice by any Holder, such Holder may request in writing that Registrable Securities be included in such registration and the Company shall include in the Demand Registration the Registrable Securities of any such Holder requested to be so included. Each such request by such other Holders (each, an "Other Holder Notice") shall specify the number of shares of Registrable Securities proposed to be sold and the intended method of disposition thereof. Unless the general partner of the Lehman Partnership making such Demand Registration shall consent in writing, no other party, including the Company, shall be permitted to offer securities under any such Demand Registration.

                  (b) Notice of Demand Registration. Upon receipt of a written request for a Demand Registration in accordance with Section 2.1(a) and receipt of any Other Holder Notices, the Company shall be entitled to deliver a notice (a "Purchase Notice") to the Holders requesting inclusion of Registrable Securities in the Demand Registration within 10 days of the date by which all Other Holder Notices must have been delivered indicating that the Company intends to purchase all or some portion of the Registrable Securities to be included in the Demand Registration. The Purchase Notice shall set forth the number of shares of Registrable Securities to be purchased; provided that, if the Company elects to purchase less than all of the Registrable Securities to be included in the Demand

Registration, the Selling Holders shall be entitled to retain, and not to sell to the Company pursuant to this Section 2.1(b), a number of such Registrable Securities equal to the Requisite Share Number. The delivery of the Purchase Notice shall constitute a binding contract among the Company and the Holders seeking to include Registrable Securities in the Demand Registration to consummate the purchase and sale transaction contemplated by the Purchase Notice on the terms set forth in this Section 2.1(b).

                   (i) The per share purchase price for any such purchase shall be the Market Price for the Registrable Securities on the Trading Day immediately preceding the delivery of the written request for the Demand Registration less the underwriting fees, discounts and commissions (together, the "Underwriting Spread") that would have been applicable to such Registrable Securities, taking into account the contemplated manner of distribution, had such Registrable Securities been included in the Demand Registration.

                   (ii) The closing shall be held at 10:00 A.M., local time, on the earlier of (A) the closing of the Demand Registration and (B) third Business Day after a determination not to proceed with the Demand Registration, at the principal office of the Company, or at such other time or place as the parties mutually agree.

                   (iii) On the closing date, each selling Holder shall deliver
         (i) certificates representing the shares being sold, free and clear of any lien, claim or encumbrance, and (ii) such other documents, including evidence of ownership and authority, as the Company may reasonably request. The purchase price shall be paid by wire transfer of immediately available funds no later than 2:00 P.M. on the closing date.

                  (c) Effective Registration. A registration will not count as a Demand Registration until it has become effective.

                  (d) Underwritten Registrations. If the general partners of the Lehman Partnerships so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In connection with such offering, Lehman Brothers Inc. or an Affiliate shall act as the book-running managing Underwriter and the Company and the general partners of the Lehman Partnerships may select one or more nationally recognized firms of investment bankers to act as co-manager or managers, if any.

                  SECTION 2.2. Piggy-Back Registration. (a) If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective securityholders of any class of security (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 10 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (which request shall specify the number of shares of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Subject to Section 2.2(b), any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggy-Back Registration at any time prior to the time such registration becomes effective by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective, provided that the Company shall reimburse Holders of Registrable Securities requested to be included in such Piggy-Back Registration for all out-of-pocket expenses (including counsel fees and expenses) incurred prior to such withdrawal and shall pay all amounts payable by it pursuant to Section 2.2(b).

                  (b) Upon receipt of a written request for a Piggy-Back Registration in accordance with Section 2.2(a), the Company shall be entitled, at any time prior to the filing date of the registration statement relating to such Piggy-Back Registration, to deliver a Purchase Notice to the Holders requesting inclusion of Registrable Securities in the Piggy-Back Registration indicating that the Company intends to purchase all or some portion of the Registrable Securities to be included in the Piggy-Back Registration. The Purchase Notice shall set forth the number of shares of Registrable Securities to be purchased. The delivery of the Purchase Notice shall constitute a binding contract among the Company and the Holders seeking to include Registrable Securities in the Piggy-Back Registration to consummate the purchase and sale transaction contemplated by the Purchase Notice on the terms set forth in this
Section 2.2(b).

                  (i) The per share purchase price for any such purchase shall be the public offering price for the Registrable Securities of the same class sold pursuant to such Piggy-Back Registration (or the Market Price of the Registrable

                  Securities on the Trading Day immediately preceding the first written request for the Piggy-Back Registration if such Registration is not effected or if securities of the same class are not included in the Piggy-Back Registration)) less the Underwriting Spread (determined as set forth above) that would have been applicable to such Registrable Securities had such Registrable Securities been included in the Piggy-Back Registration.

                  (ii) The closing shall be held at 10:00 A.M., local time, on the earlier of (A) the closing of the Piggy-Back Registration and (B) the third Business Day after a determination not to proceed with the Piggy-Back Registration, at the principal office of the Company, or at such other time or place as the parties mutually agree.

                  (iii) On the closing date, each selling Holder shall deliver
         (i) certificates representing the shares being sold, free and clear of any lien, claim or encumbrance, and (ii) such other documents, including evidence of ownership and authority, as the Company may reasonably request. The purchase price shall be paid by wire transfer of immediately available funds no later than 2:00 P.M. on the closing date.

                  SECTION 2.3.  Reduction of Offering.
Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Section 2.1 or 2.2 deliver a written opinion to the Holders of the Registrable Securities requesting inclusion in such offering that (i) the size of the offering that the Holders, the Company and/or such other Persons intend to make or (ii) the kind of securities that the Holders, the Company and/or any other Persons intend to include in such offering is such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then (A) if the size of the offering is the basis of such Underwriter's or Underwriters' opinion, the Company shall not include in such registration an amount of Registrable Securities requested to be included in such offering by all Holders equal to the Excess Amount (such reduction to be allocated pro rata among such Holders according to the number of Registrable Securities requested for inclusion); provided that, in the case of a Piggy-Back Registration, if securities are being offered for the account of other Persons as well as the Company, then with respect to the Registrable Securities intended to be offered by Holders, the proportion by which the amount of such class of securities intended to be offered by Holders is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other Persons is reduced (it being understood that such reduction may be all of such class of securities); and (B) if the combination of securities to be offered is the basis of such Underwriter's or Underwriters' opinion, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause

                  (A) above (subject to the proviso in clause (A)) or, (y) if the actions described in clause (B)(x) would, in the judgment of the managing Underwriter or Underwriters, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

                  If, as a result of the proration provisions of this Section 2.3, any Holder shall not be entitled to include all Registrable Securities in a Demand Registration or Piggy-Back Registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.


                                   ARTICLE III

                             REGISTRATION PROCEDURES

                  SECTION 3.1. Filings; Information. Whenever the general partner of any Lehman Partnership or any Holder requests that any Registrable Securities be registered pursuant to Section 2.1 hereof, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

                  (a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 270 days; provided that, if the Company shall furnish to the general partner of any Lehman Partnership or any Holder making a request pursuant to Section 2.1 a certificate signed by either its Chairman or the Vice Chairman stating that in his good faith judgment it would be significantly disadvantageous to the Company or its shareholders for such a registration statement to be filed as expeditiously as possible, the Company shall have a period of not more than 90 days within which to file such registration statement measured from the date of receipt of the request in accordance with Section 2.1.

                  (b) The Company will, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder, one counsel representing all such Selling Holders, and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review and approval by the foregoing within 5 days after delivery, and thereafter furnish to such Selling Holder, counsel and Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

                  (c) After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                  (d) The Company will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) request and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

                  (e) The Company will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each Selling Holder any such supplement or amendment.

                  (f) The Company will enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities (the Selling Holders may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of such Underwriters also be made to and for the benefit of such Selling Holders).

                  (g) The Chairman of the Board of Directors of the Company, the Chief Executive Officer of the Company and other members of the management of the Company will cooperate fully in any offering of Registrable Securities hereunder, including, without limitation, participation in meetings with potential investors and preparation of all materials for such investors.

                  (h) The Company will deliver promptly to each Selling Holder of such Registrable Securities and each Underwriter, if any, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), subject to restrictions imposed by any governmental authority governing access to classified information, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and provided, further, that if failing the entry of a protective order or the waiver by the

Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records which counsel has advised the Inspectors that the Inspectors are compelled to disclose. Each Selling Holder of such Registrable Securities agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Selling Holder after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                  (i) The Company will furnish to each Selling Holder and to each Underwriter, if any, a signed counterpart, addressed to such Selling Holder or Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Selling Holders of Registrable Securities included in such offering or the managing Underwriter therefor reasonably requests.

                  (j) The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                  (k) The Company will use its best efforts (a) to cause all such Registrable Securities to be listed on a national securities exchange (if such shares are not already so listed) and on each additional national securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange or (b) to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD.

                  (l) The Company will appoint a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

                  The Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

                  Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(e) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(e) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 3.1(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(e) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 3.1(e) hereof.

                  SECTION 3.2. Registration Expenses. In connection with any Demand Registration pursuant to Section 2.1 hereof, and any registration statement filed pursuant to Section 2.2 hereof, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the "Registration Expenses"): (i) all registration and filing fees,
(ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 3.1(h) hereof), (vii) the fees and expenses of any special experts retained by the Company in connection with such registration, and
(viii) reasonable fees and expenses of one counsel (who shall be reasonably acceptable to the Company) for the Holders. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holders (or the agents who manage their accounts).


                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION

                  SECTION 4.1. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any loss, claim, damage or liability and any action in respect thereof to which such Selling Holder, its officers, directors and agents, and any such controlling Person may become subject under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or arises out of, or is based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Selling Holder, its officers, directors and agents, and each such controlling Person for any legal and other expenses reasonably incurred by that Selling Holder, its officers, directors and agents, or any such controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1.

                  SECTION 4.2. Indemnification by Holders of Registrable Securities. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling Person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling Person shall have the rights and duties given to such Selling Holder, by the preceding paragraph. Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.2.

                  SECTION 4.3. Conduct of Indemnification Proceedings. Promptly after receipt by any person in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person against whom such indemnity may be sought (an "Indemnifying Party") notify the Indemnifying Party in writing of the claim or the commencement of such action provided that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 4.1 or 4.2 and except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(ii) in the reasonable judgment of such

Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

                  SECTION 4.4. Contribution. If the indemnification provided for in this Article 4 is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less underwriting discounts and commissions) exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligations to contribute pursuant to this Section 4.4 are several in proportion to the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.


                                    ARTICLE V

                               CERTAIN AGREEMENTS

                  SECTION 5.1. Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these Registration Rights; provided that (i) any Holder participating in such registration will not be required to make any representations or warranties except those which relate solely to such Holder and its intended method of distribution and (ii) the liability of each such Holder to any Underwriter under such underwriting agreement will be limited to liability arising from misstatements or omissions regarding such Holder and its intended method of distribution and any such liability shall not exceed an amount equal to the amount of net proceeds such Holder derives from such registration. The Company shall take all reasonable steps to ensure that the shares of Registrable Securities sold in any underwritten public offering shall be widely disseminated.

                  SECTION 5.2. Rule 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                  SECTION 5.3. Holdback Agreements. To the extent not inconsistent with applicable law, each Holder of Registrable Securities agrees not to effect any sale or distribution of the issue being registered or of a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 14 days prior to, and during the 90-day period beginning on, the effective date of the registration statement filed by the Company (except as part of such registration) if, and to the extent, requested by the managing Underwriter or Underwriters in the case of any underwritten public offering.



                                   ARTICLE VI

                                  MISCELLANEOUS

                  SECTION 6.1.  Legends. (a)  Subject to Section
6.1(b), each certificate evidencing Common Stock that is issued to any Holder shall bear a legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                  (b) If any Common Stock shall be transferred pursuant to an effective registration statement or Rule 144 (or any similar rule then in effect) under the Securities Act, or if in the opinion of the Company the Common Stock shall otherwise not be subject to any restrictions on transfer under the Securities Act, the Company shall, upon the written request of any Holder, issue to such Holder a new certificate evidencing such Common Stock without the legend set forth above endorsed thereon.

                  SECTION 6.2. Remedies. The Company and the Lehman Partnerships acknowledge and agree that in the event of any breach of this Agreement by any one of them, the Company or the appropriate Lehman Partnerships, as the case may be, would be irreparably harmed and could not be made whole by monetary damages. The Company and the Lehman Partnerships accordingly agree (i) to waive the defense in any action for specific performance that a remedy at law would be adequate, and (ii) that the Company and the Lehman Partnerships, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in the United States District Court for the Southern District of New York, or, in the event said Court would not have jurisdiction for such action, in any court of the United States or any state thereof having subject matter jurisdiction for such action. The Company and the Lehman Partnerships consent to non-exclusive personal jurisdiction in any such action brought in the United States District Court of the Southern District of New York, or any such other court.

                  SECTION 6.3. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns; provided that neither this Agreement nor any rights or obligations hereunder may be transferred or assigned by the Company.

                  SECTION 6.4. No Waivers; Amendments. (a) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  (b) This Agreement may not be amended, modified or supplemented other than by a written instrument signed by each party hereto.

                  (c) Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by the party against whom the enforcement of such waiver is sought.

                  SECTION 6.5. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telex, telecopier or similar writing) and shall be given to such party at its address, telex or telecopier number set forth below, or such other address, telex or telecopier number as such party may hereinafter specify for the purpose to the party giving such notice. Each such notice, request or other communication shall be effective (i) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in this Section and the appropriate answerback, if applicable, is received or, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or, (iii) if given by any other means, when delivered at the address specified in this Section 6.5.

                  Notices to the Company shall be addressed to Loral Space & Communications Ltd., 600 Third Avenue, New York, New York 10016, Attention:
Eric J. Zahler, Vice President, General Counsel and Secretary, (telecopier no.
(212) 682-9805) with a copy thereof to Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4669, Attention: Bruce Kraus, Esq. (telecopier no. (212) 821-8111); and notices to the Lehman Partnerships shall be addressed to the Lehman Partnerships, c/o Lehman Brothers Holdings Inc., American Express Tower, World Financial Center, 200 Vesey Street, New York, New York 10285, Attention: Alan H. Washkowitz and David J. Brand, (telecopier no. (212) 526-3738) with a copy thereof to Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Attention:
Paul R. Kingsley, Esq. (telecopier no.  (212) 450-4800).

                  SECTION 6.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 6.7. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                  SECTION 6.8. Entire Agreement. This Agreement, constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

                  SECTION 6.9. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdictions, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

                  SECTION 6.10.     Counterparts.    This Agreement may be
signed in counterparts, each of which shall constitute an original and which together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.



                                            LORAL SPACE & COMMUNICATIONS LTD.


                                            By: /s/ Eric J. Zahler
                                            Name:   Eric J. Zahler
                                            Title:  Vice President

                                            LEHMAN BROTHERS CAPITAL
                                            PARTNERS II, L.P.


                                            By:  Lehman Brothers
                                                 Holdings Inc.


                                            By: /s/ Alan H. Washkowitz
                                            Name:   Alan H. Washkowitz
                                            Title:  Managing Director


                                            LEHMAN BROTHERS MERCHANT BANKING
                                            PORTFOLIO PARTNERSHIP L.P.


                                            By:  LB I Group Inc.


                                            By: /s/ Alan H. Washkowitz
                                            Name:   Alan H. Washkowitz
                                            Title:  Managing Director


                                            LEHMAN BROTHERS OFFSHORE
                                            INVESTMENT PARTNERSHIP L.P.


                                            By:  Lehman Brothers Offshore
                                                 Partners Ltd.


                                            By: /s/ Alan H. Washkowitz
                                            Name:   Alan H. Washkowitz
                                            Title:  Managing Director


                                            LEHMAN BROTHERS OFFSHORE
                                            INVESTMENT PARTNERSHIP-JAPAN L.P.


                                            By:  Lehman Brothers Offshore
                                                 Partners Ltd.


                                            By: /s/ Alan H. Washkowitz
                                            Name:   Alan H. Washkowitz
                                            Title:  Managing Director